UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2004 (July 23, 2004)

ARKANSAS BEST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-19969	71-0673405

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3801 Old Greenwood Road
Fort Smith, Arkansas 72903
(479) 785-6000

(Address, including zip code, and telephone number, including area code, of the registrant’s principal executive offices)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.
ITEM 7. EXHIBITS.
SIGNATURES
Press Release

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

On July 23, 2004, Arkansas Best Corporation (“the Company”) issued a press release announcing that William A. Marquard, most recently Chairman of the Board of the Company, has retired as of July 20, 2004 and that Robert A. Young III, the Company’s President and Chief Executive Officer, was named the new Chairman. A copy of the press release is attached as an exhibit to this Report on Form 8-K.

ITEM 7. EXHIBITS.

99.1     Press release of Arkansas Best Corporation dated July 23, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARKANSAS BEST CORPORATION

(Registrant)
Date:July 23, 2004	/s/ David E. Loeffler
David E. Loeffler,
Vice President -- Chief Financial Officer and Treasurer